Exhibit 10.4
EXECUTION VERSION
AMENDMENT NO. 1
TO THE
MASTER TRANSACTION AGREEMENT
     This Amendment No. 1, dated as of August 31, 2010 (this “Amendment”), to the Master Transaction Agreement, dated as of July 14, 2010 (the “Master Transaction Agreement”), is hereby made by and among Continental Casualty Company, an Illinois property and casualty insurance company (“CCC”), The Continental Insurance Company, a Pennsylvania property and casualty insurance company (“CIC”), Continental Reinsurance Corporation International, Ltd., a Bermuda long-term insurance company (“CRCI”), and CNA Insurance Company Limited, a United Kingdom property and casualty insurance company (“CICL,” and collectively with CCC, CIC and CRCI, the “CNA Parties”), National Indemnity Company, a Nebraska property and casualty insurance company (“NICO”) and, solely for the purpose of Sections 5.19 and 7.3(b), Berkshire Hathaway Inc., a Delaware corporation (“Berkshire”).
WITNESSETH:
     WHEREAS, in accordance with Section 13.3 of the Master Transaction Agreement, the Parties wish to amend the terms of the Master Transaction Agreement as provided in Section I below;
     WHEREAS, in accordance with Section 5.7 of the Master Transaction Agreement, the Parties wish to agree upon a protocol with respect to the Books and Records;
     WHEREAS, in accordance with Section 2.3(b) of the Master Transaction Agreement, the CNA Parties have provided NICO with an Initial Reconciliation Statement setting forth the Initial Net Payment;
     WHEREAS, unless otherwise defined herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Master Transaction Agreement;
     NOW, THEREFORE, in consideration of the foregoing, the agreements set forth herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:
SECTION I
AMENDMENTS
     1. Amendment to Schedule 1.1(a) to the Master Transaction Agreement. Schedule 1.1(a) to the Master Transaction Agreement is hereby deleted and replaced in its entirety with the Schedule 1.1(a) attached hereto as Annex A. The Parties agree to replace

Schedule 1.1(a) to the LPT Reinsurance Agreement with the Schedule 1.1(a) attached hereto as Annex A.
     2. Amendment to Schedule 1.1(b) to the Master Transaction Agreement. Schedule 1.1(b) to the Master Transaction Agreement is hereby deleted and replaced in its entirety with the Schedule 1.1(b) attached hereto as Annex B. The Parties agree to replace Schedule 1.1(b) to the LPT Reinsurance Agreement with the Schedule 1.1(b) attached hereto as Annex B.
     3. Amendment to Schedule 1.1(e) of the Master Transaction Agreement. Schedule 1.1(e) to the Master Transaction Agreement is hereby deleted and replaced in its entirety with the Schedule 1.1(e) attached hereto as Annex C. The Parties agree to replace Schedule 1.1(c) to the LPT Reinsurance Agreement with the Schedule 1.1(e) attached hereto as Annex C and agree to change references from Schedule 1.1(e) to Schedule 1.1(c).
SECTION II
BOOKS AND RECORDS PROTOCOL
     1. Books and Records Protocol. In accordance with Section 5.7 of the Master Transaction Agreement, the Parties hereby agree upon the protocol attached hereto as Annex D to (a) transfer to NICO the Books and Records following the Closing and/or (b) provide NICO with reasonable access to the Books and Records during normal business hours following the Closing, as may be provided for under the Administrative Services Agreement.
SECTION III
INITIAL RECONCILIATION STATEMENT
     1. Initial Reconciliation Statement. The Parties hereby agree that, in accordance with Section 2.3(b) of the Master Transaction Agreement, the CNA Parties have provided NICO with the Initial Reconciliation Statement attached hereto as Annex E setting forth the Initial Net Payment, and such Initial Net Payment is the amount deposited directly by the CNA Parties on behalf of NICO into the Collateral Trust Account on the Closing Date.
SECTION IV
MISCELLANEOUS
     1. No Other Amendments; Effectiveness. Except as set forth in this Amendment, the Master Transaction Agreement is ratified and confirmed in all respects. This Amendment shall be effective as of the date hereof.
     2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction. SUBJECT TO ARTICLE XI OF THE MASTER TRANSACTION AGREEMENT, ANY SUIT, ACTION OR PROCEEDING TO COMPEL ARBITRATION OR FOR TEMPORARY INJUNCTIVE RELIEF IN AID OF ARBITRATION OR TO PRESERVE THE STATUS QUO PENDING THE APPOINTMENT OF THE ARBITRATOR(S) SHALL BE BROUGHT BY THE PARTIES SOLELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN

DISTRICT OF NEW YORK, PROVIDED THAT IF SAID COURT DETERMINES THAT IT DOES NOT HAVE SUBJECT MATTER JURISDICTION THEN SAID ACTIONS MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK FOR NEW YORK COUNTY; AND THE CNA PARTIES AND NICO EACH HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE AND ANY APPELLATE COURTS THEREOF, EXCEPT THAT ANY FINAL ARBITRAL AWARD RENDERED IN ACCORDANCE WITH ARTICLE XI OF THE MASTER TRANSACTION AGREEMENT MAY BE ENTERED AND ENFORCED IN ANY COURT HAVING JURISDICTION OVER ANY PARTY OR ANY OF ITS ASSETS.
     3. Successors and Assigns. The rights and obligations of the Parties under this Amendment shall not be subject to assignment without the prior written consent of the other Parties, and any attempted assignment without the prior written consent of the other Parties shall be invalid ab initio. The terms of this Amendment shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.
     4. Counterparts. This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.
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     IN WITNESS WHEREOF, the Parties hereby execute this Amendment as of the day and year first set forth above.

CONTINENTAL CASUALTY COMPANY
By:	/s/ Lawrence J. Boysen
	Name:	Lawrence J. Boysen
	Title:	Senior Vice President and Corporate Controller

THE CONTINENTAL INSURANCE COMPANY
By:	/s/ Lawrence J. Boysen
	Name:	Lawrence J. Boysen
	Title:	Senior Vice President and Corporate Controller

CONTINENTAL REINSURANCE CORPORATION INTERNATIONAL, LTD.
By:	/s/ Lawrence J. Boysen
	Name:	Lawrence J. Boysen
	Title:	Chairman of the Board and President

CNA INSURANCE COMPANY LIMITED
By:	/s/ Lawrence J. Boysen
	Name:	Lawrence J. Boysen
	Title:	Authorized Representative

NATIONAL INDEMNITY COMPANY
By:	/s/ Brian Snover
	Name:	Brian Snover
	Title:	Vice President
[Signature Page to Amendment No. 1 to Master Transaction Agreement]

     The undersigned is a party to this Amendment as of the day and year first set forth above solely for the purpose of Sections 5.19 and 7.3(b).

BERKSHIRE HATHAWAY INC.
By:	/s/ Daniel J. Jaksich
	Name:	Daniel J. Jaksich
	Title:	Vice President & Controller

[Signature Page to Amendment No. 1 to Master Transaction Agreement]